J.P. MORGAN MUNICIPAL BOND FUNDS

JPMorgan National Municipal Income Fund

(the “Fund”)

(a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated April 16, 2025

to the current Summary Prospectuses and Prospectuses, as supplemented

Effective April 16, 2025, the expense caps for the Fund will be revised.

The Fund’s adviser and/or its affiliates will agree to voluntarily waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.43%, 0.98%, 0.18% and 0.18% of Class A, Class C, Class I and Class R6 Shares, respectively. These waivers will be in effect through July 31, 2025, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-NMIF-425